CONSULTING AGREEMENT

This agreement is between MARSHAL HOLDINGS INTERNATIONAL, Inc, (the "Company") a Nevada corporation with headquarters in Las Vegas, Nevada and Kathy Janssen (the "Consultant"), at 2771 East French Camp Road, Manteca, CA 95336.

     WHEREAS, The Company is a distribution center and seller of nutritional products based upon proprietary formulations; and

     WHEREAS, Consultant is an expert in the field of finance and business strategies; and

     WHEREAS, The Company has used the Consultant's services to advise the Company regarding business strategies and financial planning. Now therefore, the parties hereto agree to the following:

1.   COMPENSATION: Both parties agree that past services performed on behalf of
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     the Company will be compensated in the amount of $50,000 and payment will be for services rendered to date. Payment will be in the form of S8 stock and it will be issued and delivered to the Consultant within two business days of the signing of this agreement.

2.   CONFIDENTIALITY: The Consultant covenants that all information concerning
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     the Company, including proprietary information, which it obtains as a result of the services rendered pursuant to this Agreement shall be kept confidential and shall not be used by the Consultant except for the direct benefit of the Company nor shall the confidential information be disclosed by the Consultant to any third party without the prior written approval of the Company.

3.   INDEPENDENT CONTRACTOR: The Consultant and the Company hereby acknowledge
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     that the Consultant is an independent contractor.

4.   MISCELLANEOUS:
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     GOVERNING LAW: This Agreement shall be construed under the internal laws of
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     the State of Nevada, and the Parties agree that the exclusive jurisdiction for any litigation or arbitration arising from this Agreement shall be in Las Vegas, Nevada.

IN WITNES WHEREOF, the Parties hereto have executed or caused this Agreement to be executed as of February 8, 2007.


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Consultant
By:  Kathy Jannsen


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By:  Rick Bailey
Its: President/CEO